Exhibit 10.1

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of February 29, 2016, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and EVOKE PHARMA, INC. (“Borrower”).

RECITALS

Borrower and Bank (as successor in interest by merger to Square 1 Bank) are parties to that certain Loan and Security Agreement dated as of May 28, 2014 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 6.7 of the Agreement is hereby amended and restated, as follows:

6.7Financial Covenants.  Borrower shall maintain the following financial ratios and covenants:

(a)Phase III Results.  On or before September 30, 2016, Borrower shall receive positive (as reasonably determined based on similarly situated companies completing Phase III trials) results from its EVK-001 Phase III trial (METO-IN-003).

(b)Remaining Months Cash.  At all times: (1) prior to Borrower’s achievement of the milestone set forth in Section 6.7(a) above, before Borrower’s Remaining Months Cash drops below 4.00 to 1.00 at any time, Borrower shall have delivered to Bank either (i) documents (such as a Securities and Exchange Commission filing) evidencing a forthcoming financing, or (ii) a signed and accepted letter of intent with a strategic partner (each of clause (i) and (ii), a “Financing Event”), in each case providing for additional financing in an amount acceptable to Bank; and (2) after Borrower achieves the milestone set forth in Section 6.7(a) above, before Borrower’s Remaining Months Cash drops below 3.00 to 1.00 at any time, Borrower shall have delivered to Bank the document(s) specified in the foregoing clauses (i) or (ii), in each case providing for additional financing in an amount acceptable to Bank.  Any such Financing Event required herein shall occur within 60 days after Bank receives the documents required by clause (i) or (ii), as applicable.

2)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment

Evoke Pharma, Inc.  – 3rd Amendment to LSA

Exhibit 10.1

(except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date).
4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)	this Amendment, duly executed by Borrower;
b)	payment of a $1,000 facility fee, which may be debited from any of Borrower’s accounts;
c)	payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses in the documentation of this Amendment, which may be debited from any of Borrower's accounts; and
d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Evoke Pharma, Inc.  – 3rd Amendment to LSA

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

EVOKE PHARMA, INC.		PACIFIC WESTERN Bank

By:	/s/ David A. Gonyer	By:	/s/ Patrick Cahill
Name:	David A. Gonyer	Name:	Patrick Cahill
Its:	President and CEO	Its:	VP

[Signature Page to the Third Amendment to Loan and Security Agreement]

Evoke Pharma, Inc.  – 3rd Amendment to LSA